Exhibit 10.14

COMMON STOCK

SUBSCRIPTION AGREEMENT

PERSONAL AND CONFIDENTIAL

GeoPetro Resources Company

One Maritime Plaza, Suite 400

San Francisco, California 94111

Gentlemen:

                I hereby make application to purchase _______________ Common Shares (the “Shares”) of GeoPetro Resources Company, a California corporation (the “Company”), at $________ per Share, as set forth on the signature page hereof. I understand that the Shares to be offered by the Company will not be registered under the Securities Act of 1933, as amended (the “Act”), or the various state blue sky laws.  I also understand that in order to assure that the sale of the Shares will be exempt from registration under the Act and various state securities laws, each prospective offeree must have such knowledge and experience in financial and business matters in order that he or she is able to evaluate the risks and merits of an investment in the Company.

                I understand that the information supplied in this letter agreement (the “Agreement”) will be disclosed to no one other than the officers and directors of the Company and/or to counsel or accountants for the Company without my consent, or unless it is necessary for the Company to use such information to support the exemption from registration under the Act which it claims for the Offering.  The Company may, in its sole discretion, reject any subscription for Shares.

I.              Representations and Warranties.

                I represent and warrant to you, jointly and severally (if subscription is made for more than one person), as follows:

                (1)           By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am able to evaluate the merits and risks of an investment in the Shares.

                (2)           My income and net worth are such that I am not now, and do not contemplate in the future, being required to dispose of any portion of any investment in the Shares to satisfy any existing or contemplated undertaking.

                (3)           I am able to bear the economic risks of an investment in the Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of my investment in the Shares, and the probable inability to sell or transfer the Shares for an indefinite period of time.

                (4)           I am an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933 (the “Act”), and other applicable securities laws and regulations.  Please indicate the following category or categories that accurately describe your situation [mark all applicable blanks]:

______                                                      (a)           A natural person (not an entity) whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000;

______                                                      (b)           A natural person (not an entity) who [mark appropriate blank(s)]:  (i) ___ had an individual income in excess of $200,000 in each of the two most recent years or (ii) ___ joint income with his or her spouse in excess of $300,000 in each of those years, and (iii) in either case (i) or (ii) has a reasonable expectation of reaching the same income level in the current year;

______                                                      (c)           A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the securities offered;

______                                                      (d)           An entity in which all of the equity owners are accredited investors;

______                                                      (e)           A bank, as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

______                                                      (f)            Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

______                                                      (g)           Any insurance company as defined in section 2(13) of the Act;

______                                                      (h)           Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) therein;

______                                                      (i)            Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______                                                      (j)            Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 [mark appropriate blank]:  (i) if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is (A) _____ a bank, (B) _____ a savings and loan association, (C) _____ an insurance company, or (D) _____ a registered investment adviser, or (ii) _____ if the employee benefit plan has total assets in excess of $5,000,000 or, (iii) _____ if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

______                                                      (k)           A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

______                                                      (l)            An organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, or a plan established or maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, in any such case with total assets in excess of $5,000,000 (in case of an organization described in section 501(c)(3) of the Internal Revenue Code, such total assets include endowment, annuity and life income funds and are to be determined according to the subscriber’s most recent audited financial statements); or

______                                                      (m)          A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer.

If the subscriber has indicated category (d) or (j)(iii) above, please list below the names and categories of accreditation of the accredited investors who are the equity owners (category (d)), or making the investment decisions (category (j)(iii)) (attach additional pages if necessary):

Person Making Decision/Equity Owner	Accredited Investor Category

Special Note for Trusts, Limited Liability Companies, Partnerships and Certain Retirement Plans:  The application of the “accredited investor” categories to trusts (including Massachusetts or similar business trusts), limited liability companies, partnerships and self-employed individual retirement plans is subject to complex regulatory interpretations and may differ under state and federal law.  Accordingly, such an entity attempting to qualify may be required to deliver additional information, including a satisfactory opinion of its counsel.

                (5)           My investment in Shares will be solely for my own account, for investment, and not with a view to, or to offer to sell for an issuer in connection with, the distribution of the Shares, or to participate or have a direct or indirect participation in any such undertaking, or to participate or have a participation in the direct or indirect underwriting of any such undertaking.

                (6)           My name and address are:

                (7)           My occupation is:

                (8)           Other than my present occupation, I have also been employed in the following capacities during the last five years (specify type of position and dates):

                (9)           My educational background is as follows (specify institutions, degrees, and dates):

                (10)         During the past ten years, I have made investments in (check appropriate responses and describe representative examples in the space below):

                                                ____       Marketable securities:

                                                ____       Securities purchased in Non-Registered securities Offerings:

                (11)         That the information contained in this letter is accurate, true, and complete, and I understand that the Company will not accept this subscription until it has reviewed this letter, and concluded that I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of an investment in the Shares and that I am able to bear the economic risks of such investment.

                (12)         That I have received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                (13)         The offer to sell Shares was directly communicated to me by the Company in such a manner that I was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms of this transaction and that at no time was I presented with or solicited by any leaflet, public or promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising otherwise than in connection and concurrently with such communicated offer.

                (14)         The Company has disclosed to me that:

                                (a)           The Shares that I am purchasing have not been registered under the Act and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Act or the Company receives an opinion of counsel reasonably satisfactory to the Company that an exemption from such registration is available;

                                (b)           There is currently no public trading market for the Shares; consequently, a purchaser of the Shares may not be able to liquidate or transfer the Shares;

                                (c)           The Common Stock of the Company is not listed for trading in the stock market.  There can be no assurance as to when, if ever, such a listing may be obtained;

                                (d)           The shares that I am acquiring are “restricted securities” as that term is defined in Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of issuance, and even then will not be available unless (i) a public trading market then exists for the Shares, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by me only in accordance with such terms and conditions; and

                                (e)           Each certificate representing the securities offered will bear a legend substantially similar to the following:

                                                                   “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER SAID ACT, WITHOUT REGISTRATION, UNLESS UPON RECEIPT BY THE COMPANY OF AN OPINION OF LEGAL COUNSEL OR A COPY OF A LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION, IN EITHER CASE SATISFACTORY TO THE COMPANY THAT SUCH SHARES MAY LEGALLY BE SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION.”

                (15)         I understand the following:

                                (a)           There are a number of risk factors associated with an investment in the Shares.

                                (b)           I may lose the entire investment in the Company.

                (16)         I have been advised to seek independent counsel and further understands that the Company’s counsel does not represent me.

                (17)         The Company is authorized to rely on all of the representations and warranties made by me in this Subscription Agreement.

II.            Subscription and Payment.

                1.             Subscription.  I hereby subscribe to purchase Shares in the amount set forth on the signature page of this Agreement.  My check, payable in the amount of the full purchase price, made payable to the Company, is tendered with this Subscription Agreement.  As of the date this Subscription Agreement is accepted and approved by the Company, I shall be deemed to be an owner of the Shares for all purposes.

                2.             Duty to Update Information.  All information which I have provided to you concerning my financial position as indicated herein, and knowledge of financial and business matters, is correct and complete as of the date of my execution of this Subscription Agreement.  If there should be any material change in such information prior to acceptance of this Subscription Agreement, I will immediately provide such information.

                3.             Indemnification Regarding Subscription Information.  I hereby agree to indemnify and hold harmless the Company and all of the controlling persons thereof from any and all damages, losses, costs and expenses which they may incur:  (i) by reason of my failure to fulfill any of the terms and conditions of this Subscription Agreement; (ii) by reason of my breach of any of my representations, warranties or agreement; and (iii) with respect to any and all claims made by or involving any person, other than me personally, claiming any interest, right, title, power or authority in respect to my investment.  I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of my Shares, my death or my default under this Agreement.

III.           Investor Rights.

                1.             Registration Rights.  The undersigned and the Company agree that the undersigned shall have the following rights with respect to the registration by the Company of the Common Stock issued pursuant to this Agreement (the “Registrable Securities”):

                                (a)           Piggyback Registration.  For a period of five (5) years following the date of this Agreement (the “Piggyback Rights Period”), (i) if the Company proposes to file with the SEC its initial registration statement for registration under the Act (the “Registration Statement”), the Company will give written notice of such intention to the undersigned at least thirty (30) days prior to the proposed filing date offering to include in any such filing twenty percent (20%) of the undersigned’s Registrable Securities, or (ii) if following said initial Registration Statement, the Company proposes to file any other Registration Statement, the Company will give written notice to the undersigned at least thirty (30) days prior to said filing date offering to include all of the undersigned’s Registrable Securities, subject in each case to the limitations set forth herein.  The Company may, in its sole discretion, waive the percentage limitation with respect to the Company’s initial registration statement.  Further, provided that if a representative of the underwriter advises the Company that marketing factors require a limitation on the number of shares underwritten, the number of shares to be included by the holders of registration rights shall be allocated among such persons pro rata in accordance with the number of shares of Common Stock requested to be included in such registration.  Subject to the foregoing limitation, upon receipt by the Company of a request to include in such filing a registration of the undersigned’s Registrable Securities (which request shall include the facts with respect to the proposed distribution), the Company shall include such Registrable Securities in such filing at no expense to the undersigned, except for the underwriting discounts, commissions and spreads with respect to such Registrable Securities, transfer taxes incurred by the undersigned and fees and expenses of counsel for the undersigned, if any, all of which shall be paid by the undersigned, unless otherwise required by the blue-sky laws of any state.  However, if the Company files a Registration Statement during the Piggyback Rights Period, the Company shall prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep it effective for a period of the lesser of (a) 6 months following the effective date of any Registration Statement filed on a Form S-1 or S-2, (b) 12 months following the date of any registration statement filed on Form S-3, and (c) the time when the Registrable Securities can be sold pursuant to Rule 144 of the Act or any other rule of similar effect.

                                (b)           Cooperation and Indemnification.  The Company agrees to indemnify and hold harmless the undersigned against any losses, damages or liabilities to which the undersigned may become subject under the Act or otherwise insofar as said losses damages or liabilities (or actions in respect thereof) relate to the sale of stock by them in connection with such registration statement, arising from any untrue statement or alleged untrue statement of material fact or from the omission or the alleged omission therein of a material fact required to be stated therein or necessary to make the statements therein not misleading; but such indemnity shall apply only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was not made in reliance upon and in conformity with information furnished by the undersigned for use in the preparation thereof.  The Company agrees to reimburse the undersigned for any legal or other expenses reasonably incurred in connection with any such loss, damage or liability.  The undersigned agrees to cooperate fully with the Company in the preparation and filing of any registration statement which includes any Registrable Securities owned by the undersigned.  The undersigned will provide at its own expense and in writing to the Company all information and data with respect to itself and to its plan of distribution as shall be required by the rules and regulations of the SEC to be included in any such registration statement.  The undersigned further agrees to indemnify and hold harmless the Company, each of its directors, and each of its officers who has signed such registration statement (or any amendments thereof) and each person, if any, who controls the Company, within the meaning of the Act, against any losses, damages or liabilities to which the Company, or any such director, officer or controlling person of the Company may become subject under such Act or otherwise, insofar as said losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement (or any amendment thereof) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; such indemnity shall apply only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by the undersigned for use in the preparation thereof.  The undersigned agrees to reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred in connection with any such loss, damage or liability.

                2.             Information Rights.  The Company shall provide the undersigned with written updates on the Company’s business every quarter until the Company’s Common Stock becomes listed on a recognized exchange or NASDAQ.

                3.             Lock-Up.  The undersigned agrees that if so requested by an underwriter in connection with any public offering of securities by the Company, the undersigned shall not sell, or make any short sale of, the Company’s securities without the prior written consent of the underwriter for a period of 180 days following the effective date of such registration statement.

IV.           Miscellaneous.

                1.             Arbitration.  Any controversy or claim arising out of or relating to this Subscription Agreement, or breach thereof, including without limitation claims against either party, its affiliates, employees, professionals, officers or directors shall be settled by binding arbitration in San Francisco, California, in accordance with the Commercial Rules of the American Arbitration Association.  The arbitrator(s) shall be an active member of the California Bar.  In the proceeding, the arbitrator(s) shall apply California substantive law and the California Evidence Code, except that the arbitrator’s authority in awarding damages shall be interpreted under New York law.  The undersigned agrees that the arbitrator(s) shall have no authority to award punitive damages, and the undersigned has been advised to seek counsel concerning the possible waiver by the undersigned of certain rights otherwise available to the undersigned as a consequence of such agreement.  The arbitrator(s) shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based.  Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.  In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the arbitrator(s) may fix as and for reasonable attorneys’ fees and costs, and the same shall be included in the award and any judgment.

                2.             Binding Effect.  I understand that this Subscription Agreement shall be binding upon my heirs, successors, estate, legal representatives and assigns, and shall be construed in accordance with the laws of the State of California.

                3.             Execution.  If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription Agreement and all other instruments in connection with the purchase of the Securities and the signature of the undersigned is binding upon such entity.

                6.             Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person, persons or entities herein may be appropriate.

                7.             Execution of Further Documents.  The undersigned hereby agrees to execute such other documents as may be reasonably necessary to consummate the transaction proposed herein, including, but not limited to, regulatory filings which may be required to be filed in my state of residence.

                                   SUBSCRIPTION AGREEMENT SIGNATURE PAGE

                Executed this __________ day of ________________,            , at _________________________ (City), ______________________ (State).

                The undersigned hereby subscribes for __________________ Common Shares at $________ per Share.

                The undersigned encloses cash payment in the full amount of the Subscription.

                All checks should be made payable to:  GeoPetro Resources Company.

TYPE OF OWNERSHIP

(Check one)

                                                a. _____                Separate or individual property.  (If the purchaser is married, his/her spouse should sign a spouse’s consent if community funds will be used to purchase the Common Shares.)

                                                b. _____                Husband and wife as community property.  (Husband and wife must both sign required documents unless investor’s attorney advises that one signature is sufficient.)

                                                c. _____                Joint tenants with right of survivorship.  (Both parties must sign all required documents unless investor’s attorney advises that one signature is sufficient.)

                                                d. _____                Tenants in common.  (Both parties must sign all required documents.)

                                                e. _____                Trust.  (Include name of trust, name of trustee and date trust was formed.)

                                                f. _____ Partnership.  (Include copy of Partnership Agreement authorizing signature.)

                                                g. _____                Corporation.  (Include certified corporate resolution authorizing signature.)

                                                h. _____                Other (Indicate):

Please print here the exact name(s) desired on Company records.  If there are more than two investors, please attach an additional sheet.

Investor #1 Signature	Investor #2 Signature

Investor #1 (Print or Type Name)	Investor #2 (Print or Type Name)

Social Security or Tax I.D. Number	Social Security or Tax I.D. Number

Residence Address	Residence Address

City State Zip	City State Zip

ACCEPTED BY:

GEOPETRO RESOURCES COMPANY

By: